UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2020

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Prospect Street, Suite 210, La Jolla, CA USA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 760-943-1689

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC
Warrants	ARTLW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On December 3, 2020, Artelo Biosciences, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The primary purpose of the Special Meeting was to consider and vote on (1) an amendment of the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001, (“Common Stock”) from 18,750,000 to 750,000,000; (2) an amendment to the Company’s 2018 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock reserved for issuance by 2,000,000 shares and to extend the term of the Plan; and (3) the authorization of one or more adjournments of the special meeting to solicit additional proxies in the event there are insufficient votes to approve (1) and (2) above.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Proposals 1, 2, and 3 set forth below were approved by the Company’s stockholders with the requisite vote.

The following matters were acted upon at the Special Meeting:

Proposal 1: Approval of an Amendment of the Company’s Authorized Shares of Common Stock from 18,750,000 to 750,000,000.

For	Against	Abstain	Broker Non-Votes
10,922,442	931,633	6,710	-

The proposal received the necessary votes to be approved.

Proposal 2: Approval of an Amendment to the Company’s 2018 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
8,651,489	275,007	2,366	2,931,923

The proposal received the necessary votes to be approved.

Proposal 3: Authorization of One or More Adjournments of the Special Meeting to Solicit Additional Proxies.

For	Against	Abstain	Broker Non-Votes
10,944,852	888,963	26,970	-

The proposal received the necessary votes to be approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

Date: December 4, 2020

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